Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2004

(dollars in thousands)

	Rural/Metro Corp.	Pro Forma Adjustments		Pro Forma Rural/Metro Corp.	Pro Forma Rural/Metro Operating Company, LLC*
ASSETS
Current assets:
Cash	$10,109	$(4,588	)(1)	$249	$249
		(2,722	)(2)
		(2,550	)(3)
Accounts receivable, net of allowance for doubtful accounts of $65,142 and $59,430 at December 31, 2004 and June 30, 2004, respectively	67,421	—		67,421	67,421
Receivable from insurers	8,371	—		8,371	8,371
Inventories	12,017	—		12,017	12,017
Prepaid expenses and other assets	8,353	—		8,353	8,353

Total current assets	106,271	(9,860)		96,411	96,411
Property and equipment, net	41,904	—		41,904	41,904
Goodwill	40,850	—		40,850	40,850
Insurance deposits	6,453	—		6,453	6,453
Other assets	11,889	10,250	(4)	16,104	14,394
		(6,035	)(5)

	$207,367	$(5,645)		$201,722	$200,012

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’/MEMBERS’ DEFICIT
Current liabilities:
Accounts payable	$9,520	$(560	)(6)	$8,960	$9,520
Accrued liabilities	55,208	(4,588	)(1)	50,620	50,620
Deferred revenue	19,008	—		19,008	19,008
Current portion of long-term debt	1,515	1,200	(7)	2,715	2,715

Total current liabilities	85,251	(3,948)		81,303	81,863
Long-term debt, net of current portion	303,440	(302,472	)(8)	309,768	259,768
		308,800	(9)
Deferred income taxes	650	—		650	650

Total liabilities	389,341	2,380		391,721	342,281

Minority interest	1,481	—		1,481	1,481
Stockholders’ deficit	(183,455)	(2,550	)(3)	(191,480)
Members’ deficit		(6,035	)(5)		(143,750)
		560	(6)

	$207,367	$(5,645)		$201,722	$200,012

(1)	To record the payment of accrued interest relating to the existing senior credit facility and existing senior notes.
(2)	To record the payment of transaction fees and expenses.
(3)	To record the estimated tender premium and consent solicitation fee related to the existing senior notes.
(4)	To record deferred financing costs associated with our new indebtedness.
(5)	To reflect the write-off of deferred financing costs associated with the existing credit facility and senior notes.
(6)	To record the estimated tax benefit relating to the write-off of deferred financing fees and tender premium and consent solicitation fee on existing senior notes at an effective tax rate of 6.5%.
(7)	To record the current portion of the new Term Loan B.
(8)	To reflect the repayment of $152.6 million of long-term debt related to the existing senior secured credit facility and $149.9 million related to the existing 7 7/8% senior notes.
(9)	To record $118.8 million of long-term debt related to the new senior secured credit facility, $140.0 million of long-term debt related to the new senior subordinated notes offered hereby and $50.0 million gross proceeds of new senior discount notes offered hereby.

*	Reflects the elimination of the senior discount notes and related debt issuance costs retained by Rural/Metro Corp.

UNAUDITED PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED JUNE 30, 2004

(dollars in thousands)

	Rural/Metro Corp.	Pro Forma Adjustments		Pro Forma Rural/Metro Corp.	Pro Forma Adjustments		Pro Forma Rural/Metro Operating Company, LLC
Net revenue	$526,603	$—		$526,603	$—		$526,603
Operating expenses
Payroll and employee benefits	277,549	—		277,549	—		277,549
Provision for doubtful accounts	87,268	—		87,268	—		87,268
Depreciation and amortization	11,404	—		11,404	—		11,404
Other operating expenses	114,855	—		114,855	—		114,855

Total operating expenses	491,076	—		491,076	—		491,076

Operating income	35,527	—		35,527	—		35,527
Interest expense	(29,243)	25,952	(1)
		2,872	(2)
		(26,380	)(3)
		(1,276	)(4)	(28,075)	6,445	(6)
					155	(7)	(21,475)
Interest income	97	—		97	—		97

Income from continuing operations before income taxes and minority interest	6,381	1,168		7,549	6,600		14,149
Income tax provision	(300)	(55	)(5)	(355)	(310	)(5)	(665)
Minority interest	475	—		475	—		475

Income from continuing operations	6,556	1,113		7,669	6,290		13,959
Loss from discontinued operations	(345)	—		(345)	—		(345)

Net income	$6,211	$1,113		$7,324	$6,290		$13,614

(See accompanying notes)

UNAUDITED PRO FORMA STATEMENT OF INCOME

FOR THE LAST TWELVE MONTHS ENDED DECEMBER 31, 2004

(dollars in thousands)

	Rural/Metro Corp.	Pro Forma Adjustments		Pro Forma Rural/Metro Corp.	Pro Forma Adjustments		Pro Forma Rural/Metro Operating Company, LLC
Net revenue	$540,724	$—		$540,724	$—		$540,724
Operating expenses
Payroll and employee benefits	285,967	—		285,967	—		285,967
Provision for doubtful accounts	87,872	—		87,872	—		87,872
Depreciation and amortization	11,478	—		11,478	—		11,478
Other operating expenses	115,700	—		115,700	—		115,700

Total operating expenses	501,017	—		501,017	—		501,017

Operating income	39,707	—		39,707	—		39,707
Interest expense	(28,869)	25,670	(1)
		2,679	(2)
		(26,956	)(3)
		(1,275	)(4)	(28,751)	6,445	(6)
					155	(7)	(22,151)
Interest income	225	—		225	—		225

Income from continuing operations before income taxes and minority interest	11,063	118		11,181	6,600		17,781
Income tax provision	(634)	(7)		(641)	(376	)(5)	(1,017)
Minority interest	966	—		966	—		966

Income from continuing operations	11,395	111		11,506	6,224		17,730
Loss from discontinued operations	(491)	—		(491)	—		(491)

Net income	$10,904	$111		$11,015	$6,224		$17,239

(See accompanying notes)

UNAUDITED PRO FORMA STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED DECEMBER 31, 2004

(dollars in thousands)

	Rural/Metro Corp.	Pro Forma Adjustments		Pro Forma Rural/Metro Corp.	Pro Forma Adjustments		Pro Forma Rural/Metro Operating Company, LLC
Net revenue	$273,680	$—		$273,680	$—		$273,680
Operating expenses
Payroll and employee benefits	146,149	—		146,149	—		146,149
Provision for doubtful accounts	42,054	—		42,054	—		42,054
Depreciation and amortization	5,677	—		5,677	—		5,677
Other operating expenses	57,083	—		57,083	—		57,083

Total operating expenses	250,963	—		250,963	—		250,963

Operating income	22,717	—		22,717	—		22,717
Interest expense	(14,834)	13,118	(1)
		1,339	(2)
		(13,640	)(3)
		(638	)(4)	(14,655)	3,125	(6)
					78	(7)	(11,452)
Interest income	179	—		179	—		179

Income from continuing operations before income taxes and minority interest	8,062	179		8,241	3,203		11,444
Income tax provision	(523)	(12	)(5)	(535)	(208	)(5)	(743)
Minority interest	28	—		28	—		28

Income from continuing operations	7,567	167		7,734	2,995		10,729
Loss from discontinued operations	(93)	—		(93)	—		(93)

Net income	$7,474	$167		$7,641	$2,995		$10,636

(See accompanying notes)

UNAUDITED PRO FORMA STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED DECEMBER 31, 2003

(dollars in thousands)

	Rural/Metro Corp.	Pro Forma Adjustments		Rural/Metro Corp.	Pro Forma Adjustments		Pro Forma Rural/Metro Operating Company, LLC
Net revenue	$259,559	$—		$259,559	$—		$259,559
Operating expenses
Payroll and employee benefits	137,731	—		137,731	—		137,731
Provision for doubtful accounts	41,450	—		41,450	—		41,450
Depreciation and amortization	5,603	—		5,603	—		5,603
Other operating expenses	56,238	—		56,238	—		56,238

Total operating expenses	241,022	—		241,022	—		241,022

Operating income	18,537	—		18,537	—		18,537
Interest expense	(15,208)	13,400	(1)
		1,532	(2)
		(13,065	)(3)
		(638	)(4)	(13,979)	3,125	(6)
					78	(7)	(10,776)
Interest income	51	—		51	—		51

Income from continuing operations before income taxes and minority interest	3,380	1,229		4,609	3,203		7,812
Income tax provision	(189)	(69	)(5)	(258)	(179	)(5)	(437)
Minority interest	(463)	—		(463)	—		(463)

Income from continuing operations	2,728	1,160		3,888	3,024		6,912
Income from discontinued operations	53	—		53	—		53

Net income	$2,781	$1,160		$3,941	$3,024		$6,965

(See accompanying notes)

Notes to Pro Forma Statements of Income

(1)	To eliminate interest expense from the existing senior credit facility and senior notes.
(2)	To eliminate amortization of deferred financing costs from the existing senior credit facility and senior notes.
(3)	Adjusted to record interest expense on:
(a)	the new senior discount notes assuming gross proceeds of $50.0 million at a rate of 12.50% compounded semi-annually;
(b)	the new senior subordinated notes assuming aggregate principal amount of $140.0 million at a rate of 9.75%; and
(c)	the new senior secured credit facility assuming borrowings of $120.0 million and an effective rate of LIBOR + 3.50%, a commitment fee of 0.50% on the $20.0 million undrawn revolving credit facility and a participation fee at an effective rate of 3.65% of the $15.0 million aggregate amount of the prefunded letter of credit facility.
(4)	To record amortization of $10.3 million of deferred financing costs associated with the new senior secured credit facility over 6 years and the senior subordinated notes and senior discount notes over 10 years and 11 years, respectively.
(5)	To adjust income tax expense as a result of additional interest expense, at an effective rate of 4.7% for the year ended June 30, 2004, 5.7% for the last twelve months ended December 31, 2004, 6.5% for the six months ended December 31, 2004 and 5.6% for the six months ended December 31, 2003.
(6)	To eliminate interest expense on the new senior discount notes issued by Rural/Metro and assuming gross proceeds of $50.0 million at a rate of 12.50% compounded semi-annually.
(7)	To eliminate amortization of deferred costs associated with the new senior discount notes issued by Rural/Metro.